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                                                                    EXHIBIT 99.1


                                  CERTIFICATION



In connection with the Quarterly Report of Texas Capital Bancshares, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Joseph M. Grant, Chief Executive Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

         2. The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.





/S/ Joseph M. Grant
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Joseph M. Grant
Chief Executive Officer
November 13, 2002